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                       Supplement dated October 22, 1999*
                     to the Prospectus dated April 30, 1999
         of the ACL Personal Portfolio Plus2/ACL Personal Portfolio sm


Notice to all ACL Personal PortfolioSM contract holders:

On October 22, 1999, the subaccaccount ILA investing in GT Global Variable Latin American Fund and subaccount IPA investing in GT GLobal Variable New Pacific Fund, will no longer be available as investment options under ACL Personal PortfolioSM.
On that date, subaccount IIN investing in AIM V.I. International Equity Fund will become available as an investment option.